                                                                   Exhibit 10.10
                                                                   -------------


                 1999 NONEMPLOYEE DIRECTORS STOCK OPTION PLAN
                                      OF
                                 MAXYGEN, INC.

                         (amended as of March 1, 2001)


     1.   PURPOSES OF THE PLAN
          --------------------

          The purposes of the 1999 Nonemployee Directors Stock Option Plan of Maxygen, Inc., a Delaware corporation, are: (a) to encourage Nonemployee Directors to accept or continue their association with the Company; and (b) to increase the interest of Nonemployee Directors in the Company's operations and increased profits through participation in the growth in value of the Common Stock of the Company.

     2.   DEFINITIONS
          -----------

          As used herein, the following definitions shall apply:

          (a)  "Administrator" shall mean the entity, either the Board or a
                -------------
committee appointed by the Board, responsible for administering this Plan, as provided in Section 5.

          (b)  "Affiliate" shall mean a parent or subsidiary corporation as
                ---------
defined in the applicable provisions of the Code.

          (c)  "Annual Option" shall have the meaning set forth in Section 6(b).
                -------------

          (d)  "Board" shall mean the Board of Directors of the Company, as
                -----
constituted from time to time.

          (e)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
                ----

          (f)  "Common Stock" shall mean the Common Stock of the Company.
                ------------

          (g)  "Company" shall mean Maxygen, Inc., a Delaware corporation.
                -------

          (h)  "Director Fee" shall mean the cash amount, if any, a Nonemployee
                ------------
Director shall be entitled to receive for serving as a director of the Company in any fiscal year.

     (i)  "Fair Market Value" shall mean, as of the date in question, the last
           -----------------
transaction price quoted by the NASDAQ National Market System on the date of grant; provided, however, that if the Common Stock is not traded on such market
       --------  -------
system or the foregoing shall otherwise be inappropriate, then the Fair Market Value shall be determined by the Administrator in good faith at its sole discretion and on such basis as it shall deem appropriate. Such determination shall be conclusive and binding on all persons.

     (j)  "Initial Option" shall have the meaning set forth in Section 6(a).
           --------------

     (k)  "Nonemployee Director" shall mean any person who is a member of the
           --------------------
Board but is not an employee of the Company or any Parent or Subsidiary of the Company and has not been an employee of the Company or any Parent or Subsidiary of the Company at any time during the preceding 12 months.

     (l)  "Option" shall mean a stock option granted pursuant to this Plan.
           ------

     (m)  "Option Agreement" shall mean the written agreement described in
           ----------------
Section 6(c) evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option. "Written agreement" shall include electronic acceptance of an electronic form of agreement.

     (n)  "Option Shares" shall mean the Shares subject to an Option granted
           -------------
under this Plan.

     (o)  "Optionee" shall mean a Nonemployee Director who holds an Option.
           --------

     (p)  "Parent" shall mean a "parent corporation," whether now or hereafter
           ------
existing, as defined in Section 424(e) of the Code.

     (q)  "Plan" shall mean this 1999 Nonemployee Directors Stock Option Plan of
           ----
Maxygen, Inc., as it may be amended from time to time.

     (r)  "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and
           ----------
Exchange Commission, or any successor rule thereto.

     (s)  "Section" unless the context clearly indicates otherwise, shall refer
           -------
to a Section of this Plan.

     (t)  "Share" shall mean a share of Common Stock, as adjusted in accordance
           -----
with Section 7(a).

          (u)  "Subsidiary" shall mean a "subsidiary corporation" of the
                ----------
Company, whether now or hereafter existing, within the meaning of Section 424(f) of the Code, but only for so long as it is a "subsidiary corporation".

     3.   ELIGIBLE PERSONS
          ----------------

          Every person who at the date of grant of an Option is a Nonemployee Director is eligible to receive Options under this Plan.

     4.   STOCK SUBJECT TO THIS PLAN
          --------------------------

          Subject to Section 7(a) of this Plan, the maximum aggregate number of Shares which may be issued on exercise of Options granted pursuant to this Plan is 300,000 Shares. The Shares covered by the portion of any grant under the Plan that expires unexercised shall become available again for grants under the Plan.

     5.   ADMINISTRATION
          --------------

          (a) This Plan shall be administered by the Board, or by a committee (the "Committee") of at least two Board members to which administration of the Plan is delegated (in either case, the "Administrator"), in accordance with the requirements of Rule 16b-3.

          (b) Subject to the other provisions of this Plan, the Administrator shall have the authority, in its sole discretion: (i) to determine the Fair Market Value of the Shares subject to Option; (ii) to interpret this Plan; (iii) to prescribe, amend and rescind rules and regulations relating to this Plan;
(iv) to defer (with the consent of the Optionee) or accelerate the exercise date of any Option; (v) to authorize any person to execute on behalf of the Company any instrument evidencing the grant of an Option; and (vi) to make all other determinations deemed necessary or advisable for the administration of this Plan. The Administrator may delegate nondiscretionary administrative duties to such employees of the Company as it deems proper.

          (c) All questions of interpretation, implementation and application of this Plan shall be determined by the Administrator. Such determination shall be final and binding on all persons.

     6.   GRANT OF OPTIONS
          ----------------

          (a)  Grant for Initial Election or Appointment to Board. Subject to
               --------------------------------------------------
the terms and conditions of this Plan, if any person who is not an officer or employee of the Company is first elected or appointed as a member of the Board and is otherwise considered a "Nonemployee Director" as defined herein, then the Company shall grant to such Nonemployee Director on such day an Option to purchase 20,000 Shares ("Initial Option") at an exercise price equal to the Fair Market Value of such Shares on the date of such Initial Option grant, subject to the limitation of Section 7(i).

          (b)  Grant for Re-election to Board. Subject to the terms and
               ------------------------------
conditions of this Plan, on the date of the first meeting of the Board immediately following each annual meeting of stockholders of the Company (even if held on the same day as the meeting of stockholders) the Company shall grant to each Nonemployee Director then in office for longer than six months, an Option to purchase 5,000 shares (the "Annual Option") at an exercise price equal to the Fair Market Value of such Shares.

          (c) No Option shall be granted under this Plan after ten years from the date of adoption of this Plan by the Board. Each Option shall be evidenced by a written Option Agreement, in form and substance satisfactory to the Company, executed by the Company and the Optionee. Failure by the Company, the Nonemployee Director, or both to execute an Option Agreement shall not invalidate the granting of an Option; however, the Option may not be exercised until the Option Agreement has been executed by both parties. For the purposes of this Section 6(c), execution of an Option Agreement shall include electronic acceptance of an electronic version of the Option Agreement.

     7.   TERMS AND CONDITIONS OF OPTIONS
          -------------------------------

          Each Option granted under this Plan shall be subject to the terms and conditions set forth in this Section 7.

          (a)  Changes in Capital Structure. Subject to subsection 7(b), if the
               ----------------------------
Common Stock is changed by reason of a stock split, reverse stock split, stock dividend, or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation, or reorganization, appropriate adjustments shall be made in: (i) the number and class of shares of Common Stock subject to this Plan and each Option outstanding under this Plan; and (ii) the exercise price of each outstanding Option; provided, however, that
                                                        --------  -------
the Company shall not be required to issue fractional shares as a result of any such adjustment. Each such adjustment shall be subject to approval by the Administrator in its sole discretion.

          (b)  Time of Option Exercise. Subject to the other provisions of this
               -----------------------
Plan, each Option shall be for a term of ten years. Each Option shall be exercisable in full on the date of grant. At the discretion of the Administrator, the Company shall have a right of repurchase of Option Shares. The Administrator shall have the discretion to specify the times at which such right of repurchase shall lapse; provided, however, that
                                 --------  -------
the right of repurchase must lapse at the rate of at least 20% per year over five years from the date the option was granted.

          (c)  Limitation on Other Grants. The Administrator shall have no
               --------------------------
discretion to grant Options under this Plan other than as set forth in Sections 6(a) and 6(b).

          (d)  Nonassignability of Option Rights. No Option shall be assignable
               ---------------------------------
or otherwise transferable by the Optionee, except by will or the laws of descent and distribution. During the life of an Optionee, an Option shall be exercisable only by the Optionee.

          (e)  Payment. Except as provided below, payment in full, in cash,
               -------
shall be made for all Option Shares purchased at the time written notice of exercise of an Option is given to the Company, and proceeds of any payment shall constitute general funds of the Company. Payment may also be made pursuant to a cashless exercise/sale procedure. At the time an Option is granted or exercised, the Administrator, in its absolute discretion, may authorize any one or more of the following additional methods of payment: (i) acceptance of the Optionee's full recourse promissory note for all or part of the Option price, less any par value per share, which must be paid in cash, payable on such terms and bearing such interest rate as determined by the Administrator (but in no event less than the minimum interest rate required for the Company to avoid incurring a financial accounting charge with respect to the Option and in no event more than the maximum interest rate allowed under applicable usury laws), which promissory note may be either secured or unsecured in such manner as the Administrator shall approve (including, without limitation, by a security interest in the Shares); (ii) delivery by the Optionee of Common Stock already owned by the Optionee for all or part of the Option price, provided the Fair Market Value of such Common Stock is equal on the date of exercise to the Option price, or such portion thereof as the Optionee is authorized to pay by delivery of such stock; provided, however, that if an Optionee has exercised any portion of any Option granted by the Company by delivery of Common Stock, the Optionee may not, within six months following such exercise, exercise any Option granted under this Plan by delivery of Common Stock; and (iii) any other consideration and method of payment to the extent permitted under the Delaware General Corporation Law.

          (f)  Termination as Director. Unless determined otherwise by the
               -----------------------
Administrator in its absolute discretion, to the extent not already expired or exercised, an Option shall terminate at the earlier of: (i) the expiration of the term of the Option; or (ii) three months after the last day served by the Optionee as a director of the Company; provided, that an Option shall be
                                       --------
exercisable after the date of termination of service as a
director only to the extent exercisable on the date of termination; and provided
                                                                        --------
further, that if termination of service as a director is due to the Optionee's
-------
death or "disability" (as determined in accordance with Section 22(e)(3) of the Code), the Optionee, or the Optionee's personal representative (or any other person who acquires the Option from the Optionee by will or the applicable laws of descent and distribution), may at any time within 12 months after the termination of service as a director (or such lesser period as is specified in the Option Agreement but in no event after the expiration of the term of the Option), exercise the rights to the extent they were exercisable on the date of the termination.

          (g)  Withholding and Employment Taxes. At the time of exercise of an
               --------------------------------
Option (or at such later time(s) as the Administrator may prescribe), the Optionee shall remit to the Company in cash all applicable federal and state withholding and employment taxes. If authorized by the Administrator in its sole discretion, an Optionee shall be permitted to elect, by means of a form of election to be prescribed by the Administrator, to have shares of Common Stock that are acquired upon exercise of the Option withheld by the Company (but in such event, only up to the minimum required withholding amount and in no event any more) or to tender to the Company other shares of Common Stock or other securities of the Company owned by the Optionee on the date of determination of the amount of tax to be withheld as a result of the exercise of such Option (the "Tax Date") to pay the amount of withholding taxes due. Any securities so withheld or tendered shall be valued by the Company as of the Tax Date.

          (h)  Option Term. Each Option shall expire ten years after the date of
               -----------
grant.

          (i)  Exercise Price. The exercise price of any Option granted to any
               --------------
person who owns, directly or by attribution under the Code currently Section 424(d), stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Affiliate (a "Ten Percent Stockholder") shall in no event be less than 110% of the fair market value (determined in accordance with 2(i)) of the stock covered by the Option at the time the Option is granted.

     8.   MANNER OF EXERCISE
          ------------------

          (a) An Optionee wishing to exercise an Option shall give written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Administrator, accompanied by payment of the exercise price as provided in Section 7(e) and, if required, by payment of any federal or state withholding or employment taxes required to be withheld due to exercise of the Option. The date the Company receives written notice of an exercise accompanied by payment of the exercise price and any required federal or state withholding or employment taxes will be considered as the date such Option was exercised. Unless otherwise provided by the Administrator, Options may be exercised only twice in any calendar year.

          (b) Promptly after the date an Option is exercised, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise the Option, deliver to the Optionee or such other person a certificate or certificates for the requisite number of shares of Common Stock or, in lieu of a certificate, electronic or paper notification of share ownership in a brokerage account. An Optionee or transferee of an Optionee shall not have any privileges as a stockholder with respect to any Common Stock covered by the Option until the date of issuance of a stock certificate or notification or ownership in a brokerage account.

     9.   NO RIGHT TO DIRECTORSHIP
          ------------------------

          Neither this Plan nor any Option shall confer upon any Optionee any right with respect to continuation of the Optionee's membership on the Board or shall interfere in any way with provisions in the Company's Certificate of Incorporation, as amended, and Bylaws, as amended, relating to the election, appointment, terms of office, and removal of members of the Board.

     10.  FINANCIAL INFORMATION
          ---------------------

          The Company shall provide to each Optionee during the period the Optionee holds an outstanding Option a copy of the financial statements of the Company as prepared either by the Company or independent certified public accountants of the Company. Such financial statements shall be delivered as soon as practicable following the end of the Company's fiscal year during the period Options are outstanding.

     11.  LEGAL REQUIREMENTS
          ------------------

          The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the Shares covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the Shares covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the

Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

     12.  AMENDMENTS TO PLAN
          ------------------

          The Board may amend this Plan at any time. Without the consent of an optionee, no amendment may adversely affect outstanding Options. No amendment shall require stockholder approval unless:

          (a) stockholder approval is required to meet the exemptions provided by Rule 16b-3, or any successor rule thereto or under applicable state statutes; or

          (b) the Board otherwise concludes that stockholder approval is advisable.

     13.  STOCKHOLDER APPROVAL; TERM
          --------------------------

          This Plan shall become effective upon adoption by the Board of Directors; provided, however, that no Option shall be exercisable unless and
           --------  -------
until written consent of holders of a majority of the outstanding shares of capital stock of the Company, or approval by holders of a majority of shares of capital stock of the Company present, or represented, and entitled to vote at a validly called stockholders' meeting (or such greater number as may be required by law or applicable governmental regulations or orders) is obtained within 12 months after adoption by the Board. This Plan shall terminate ten years after adoption by the Board unless terminated earlier by the Board. The Board may terminate this Plan at any time without stockholder approval. No Options shall be granted after termination of this Plan, but termination shall not affect rights and obligations under then-outstanding Options.



          Adopted by the Board of Directors: September 29, 1999

          Approved by the Stockholders: December 14, 1999

          Amended by the Board of Directors: March 1, 2001

                                 MAXYGEN, INC.
                 1999 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
                            STOCK OPTION AGREEMENT

          This document (the "Agreement") sets forth the terms of a Stock Option (the "Option") granted by Maxygen, Inc., a Delaware corporation (the "Company"), pursuant to a Certificate of Stock Option Grant (the "Certificate") displayed at the website of AST StockPlan, Inc. The Certificate, which specifies the person to whom the Option is granted ("Optionee") and other specific details of the grant, and the electronic acceptance of the Certificate at the website of AST StockPlan, Inc., are incorporated herein by reference.

          THE PARTIES AGREE AS FOLLOWS:

          1.  Grant of Option; Vesting Base Date.
              ----------------------------------

              1.1.  Grant. The Company hereby grants to Optionee an opportunity
                    -----
to purchase shares of its Common Stock in accordance with the Company's 1999 Non-Employee Directors Stock Option Plan (the "Plan"), as hereinafter provided.

              1.2.  Vesting Base Date. The parties hereby establish the date set
                    -----------------
forth in the Certificate as the Vesting Base Date (as defined below).

              1.3.  Type of Option. The Option shall be a "nonstatutory option."
                    --------------

              1.4.  Number of Option Shares. The number of shares of Company
                    -----------------------
Common Stock underlying the Option (the "Option Shares") is as set forth in the Certificate.

          2.  Exercise Price. The exercise price for purchase of each share of
              --------------
Common Stock covered by this Option shall be the price set forth in the Certificate.

          3.  Term. Unless otherwise specified in the Certificate or this
              ----
Agreement, this Option shall expire as provided in Section 7(b) of the Plan.

          4.  Corporate Transactions. In the event of the proposed dissolution
              ----------------------
or liquidation of the Company, the Administrator (as defined in the Plan) shall notify Optionee at least 15 days before consummation of the proposed action. To the extent not previously exercised, the Option will terminate immediately before the consummation of the proposed action. In the event of a merger or consolidation of the Company with or into another entity in which the Company is not a surviving entity or in which the stockholders of the Company just before that transaction do not, by virtue of those holdings, own securities representing at least 50 percent of the ordinary voting power of the Company immediately after that transaction, or in the event of a sale of all or substantially all the assets of the Company in which the stockholders of the Company receive securities of the acquiring entity or an affiliate thereof: (a) if the successor entity so chooses, it shall assume the Option or issue equivalent options when the transaction is consummated or (b) if the successor entity chooses not to do that, then the Option shall be fully vested and exercisable for a period of 15 days after the date notice is given under this
Section 4 and shall terminate upon expiration of that 15-day period.

          5.  Adjustment of Options. The Company shall adjust the number and
              ---------------------
kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 7(a) of the Plan and Section 4 hereof.

          6.  Exercise of Options.
              -------------------

              6.1  Vesting; Time of Exercise. This Option shall be exercisable
                   -------------------------
in full on the date of grant but shall be subject to a right of repurchase in favor of the Company, at the exercise price per share, as to any unvested Option Shares. This Option shall vest according to the schedule set forth in the Certificate. Such schedule shall commence as of the date set forth in the Certificate (the "Vesting Base Date").

              6.2  Termination as Director. Unless determined otherwise by the
                   -----------------------
Administrator in its absolute discretion, to the extent not already expired, the Option shall terminate at the earlier of: (i) the expiration of the term of the Option; or (ii) three months after the last day served by Optionee as a director of the Company (the "Date of Termination"); provided, that the Option shall stop
                                            --------
vesting on the Date of Termination and exercises thereafter shall be only for vested Option Shares; and provided further, that if termination of service as a
                          -------- -------
director is due to the Optionee's death or "disability" (as determined in accordance with Section 22(e)(3) of the Internal Revenue Code), Optionee, or Optionee's personal representative (or any other person who acquires the Option from Optionee by will or the applicable laws of descent and distribution), may at any time within 12 months after the Date of Termination (but in no event after the expiration of the term of the Option), exercise the Option to the extent Option Shares were vested on the Date of Termination. The Company shall have three months after the Date of Termination to give notice of its intent to repurchase Option Shares that were unvested on the Date of Termination. The repurchase shall take place as soon as practicable after the date of such notice.

              6.3  Manner of Exercise. Optionee may exercise this Option, or any
                   ------------------
portion of this Option, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this Option was exercised.

              6.4  Payment. Except as otherwise provided in the Certificate,
                   -------
payment of the exercise price per share is due in full upon exercise of all or any part of the Option. Optionee may elect, to the extent permitted by applicable statutes and regulations, to make payment of the exercise price under one of the following alternatives: (i) payment of the exercise price per share in cash (including check) at the time of exercise, (ii) payment pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Option Shares, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds, (iii) provided that at the time of exercise the Company's Common Stock is publicly traded and quoted regularly in the Wall Street Journal, payment by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings, and owned free and clear of any liens, claims, encumbrances or security interests, which Common Stock shall be valued at its fair market value on the date of exercise, or (iv) payment by a combination of the methods of payment permitted by subparagraphs 6.4(i) through 6.4(iii) above. The proceeds of any payment shall constitute general funds of the Company.

              6.5  Delivery of Certificate/Notice of Share Ownership. Promptly
                   -------------------------------------------------
after receipt of written notice of exercise of the Option, the Company shall instruct its transfer agent to deliver to Optionee a certificate or certificates for the requisite number of Option Shares or, in lieu thereof, paper or electronic notification of share ownership in Optionee's brokerage account. The Optionee shall not have any privileges as a stockholder of the Company with respect to any Option Shares covered by the Option until the date of issuance of the stock certificate or notice of share ownership for those Option Shares.

     7.       Nonassignability of Option. This Option is not, and unvested
              --------------------------
Option Shares are not, assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the Option is exercisable only by Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this Option or unvested Option Shares in a manner not herein permitted, and any levy of execution, attachment, or similar process on this Option or on unvested Option Shares, shall be null and void.

     8.       Restriction on Issuance of Shares.
              ---------------------------------

              8.1  Legality of Issuance. The Company shall not be obligated to
                   --------------------
sell or issue any Option Shares pursuant to this Agreement if such sale or issuance, in the opinion of the Company or its counsel, might constitute a violation by the Company of any provision of law, including without limitation the provisions of the Securities Act of 1933, as amended (the "Securities Act").

              8.2  Compliance with Law. The Company shall not be obligated to
                   -------------------
take any affirmative action in order to cause the grant or exercise of this Option or the issuance or sale of any Option Shares pursuant thereto to comply with any law.

     9.       Restriction on Transfer. Regardless of whether the sale of the
              -----------------------
Option Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge or other transfer of Option Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law.

     10.      Stock Certificate. Stock certificates evidencing Option Shares may
              -----------------
bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

     11.      Assignment; Binding Effect. Subject to the limitations on
              --------------------------
assignment set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto.

     12.      Damages. Optionee shall be liable to the Company for all costs and
              -------
damages, including incidental and consequential damages, resulting from a disposition of Option Shares that is not in conformity with the provisions of this Agreement .

     13.      Governing Law. This Agreement shall be governed by, and construed
              -------------
in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

     14.      Notices. All notices and other communications under this Agreement
              -------
shall be in writing or posted electronically on the AST Stockplan website. Unless and until Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement shall be delivered to:

              Maxygen, Inc.
              515 Galveston Drive
              Redwood City, CA  94063
              Attention: General Counsel

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents directed to Optionee and related to this Agreement shall be mailed to Optionee's last known address as shown on the Company's books or posted electronically on the AST Stockplan website. Notices and communications shall be delivered by hand, mailed by first class mail, postage prepaid, sent by reputable overnight courier or posted electronically on the AST Stockplan website. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, two business days after mailing, if by mail, the next business day after being sent by reputable overnight courier, or 30 days after the date of posting for notices posted electronically on the AST Stockplan website.

     IN WITNESS WHEREOF, the parties have entered into this Stock Option Agreement as of the grant date set forth in the Certificate.



                              MAXYGEN, INC.

     Optionee accepts and agrees to be bound by all the terms and conditions of this Agreement and the Plan.